UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 13, 2025
Date of Report (date of earliest event reported)
___________________________________
BUNGE GLOBAL SA
(Exact name of registrant as specified in its charter)
___________________________________

Switzerland (State of Incorporation)

000-56607 (Commission File Number)	98-1743397 (IRS Employer Identification Number)

Route de Florissant 13, 1206 Geneva, Switzerland	N.A.
(Address of principal executive offices and zip code)	(Zip Code)

1391 Timberlake Manor Parkway Chesterfield, MO	63017
(Address of corporate headquarters )	(Zip Code)

(314) 292-2000
(Registrant's telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Registered Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
As previously announced, Bunge Global SA, a Swiss corporation (“Bunge”) (successor in interest to Bunge Limited, an exempted company limited by shares incorporated under the laws of Bermuda), entered into a Business Combination Agreement, dated June 13, 2023 (the “Business Combination Agreement”), with Viterra Limited, a private company limited by shares incorporated under the laws of Jersey (“Viterra”), Danelo Limited, a company incorporated in Jersey with registration number 119668 (“Glencore”), CPPIB Monroe Canada, Inc., a company incorporated in Canada with registration number 968142-6 (“CPPIB”), Venus Investment Limited Partnership, a limited partnership formed under the laws of the Province of Manitoba, Canada (“BCI”), and Ocorian Limited, a company incorporated in Jersey in its capacity as trustee of the Viterra Employee Benefit Trust, a trust for the benefit of certain current and former service providers of Viterra (collectively with Glencore, CPPIB and BCI, the “Sellers” and each individually, a “Seller”). Capitalized terms used but not defined in this Current Report on Form 8-K shall have the respective meanings ascribed to such terms in the Business Combination Agreement.
Item 1.01 Entry into a Material Definitive Agreement.
Business Combination Agreement
On June 13, 2025, Bunge and each of Glencore, CPPIB and BCI (collectively, the “Designated Sellers”) entered into an amendment to the Business Combination Agreement (the “Amendment”). Pursuant to the Amendment, and subject to the terms and conditions set forth therein, Bunge and the Designated Sellers mutually agreed to (i) set the Closing Date for the Transactions (including the Acquisition) as July 2, 2025, (ii) extend the Extended Outside Date to July 3, 2025 and (iii) subject to certain terms and conditions set forth in the Amendment, waive or deem satisfied certain conditions to the Closing of the Transactions (including the Acquisition). In addition, Bunge also agreed to waive its right to terminate the Business Combination Agreement in certain circumstances.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 2.2 hereto, and the terms of which are incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On June 13, 2025, Bunge and the Sellers received the required approvals for the closing of the Transactions (including the Acquisition) from each of the State Administration for Market Regulation of the People’s Republic of China and the Federal Economic Competition Commission of the United Mexican States. Accordingly, all conditions to closing with respect to antitrust and foreign direct investment laws have been satisfied in accordance with the terms and conditions of the Business Combination Agreement. Subject to the satisfaction of the remaining conditions to closing, as modified by the Amendment, Bunge and the Sellers expect to consummate the Transactions (including the Acquisition) on July 2, 2025.
The information furnished under Item 7.01 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Bunge under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d):     Exhibits.

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of June 13, 2023, by and among Bunge Global SA (successor in interest to Bunge Limited), Viterra Limited, and the Sellers listed therein (incorporated by reference to Exhibit 2.1 to Bunge’s Current Report on Form 8-K filed June 15, 2023)
2.2	Amendment to the Business Combination Agreement, dated as of June 13, 2025, by and between Bunge Global SA and each of Glencore, CPPIB and BCI
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2025

BUNGE GLOBAL SA

By:	/s/Lisa Ware-Alexander
Name:	Lisa Ware-Alexander
Title:	Secretary